PACIFIC SELECT FUND	SUPPLEMENT DATED DECEMBER 17, 2003 TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2003

This supplement changes the fund’s prospectus effective December 17, 2003, unless another effective date is specified below. It gives you information about certain options under your variable annuity contract or variable life insurance policy and restates information contained in the September 17, 2003 supplement. This supplement must be preceded or accompanied by the fund’s prospectus dated May 1, 2003. Remember to review the Pacific Select Fund prospectus for other important information.

New Manager MFS Investment Management 500 Boylston Street Boston, Massachusetts 02116

Effective January 1, 2004, MFS Investment Management (MFS) will become the portfolio manager of the International Large-Cap Portfolio. This supplement contains information regarding this change in portfolio manager beginning on page 5 at About the portfolio managers and ending on page 8.

An overview of Pacific Select Fund

An overview of Pacific Select Fund is amended by replacing information regarding the Short Duration Bond Portfolio and the International Large-Cap Portfolio (effective January 1, 2004) with the following:

PORTFOLIO AND MANAGER	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	THE PORTFOLIO’S MAIN RISKS

Short Duration Bond Portfolio Goldman Sachs	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities. The portfolio’s average duration will not likely exceed 3 years.	Changes in interest rates, mortgage-related securities and derivatives, forward commitments and repurchase agreements.

International Large-Cap Portfolio MFS	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	Price volatility, foreign investments, currency transactions, geographic concentration and emerging markets.

About the portfolios

Effective January 1, 2004, About the portfolios section is amended as follows:

Pages 18 and 19 of the prospectus, which describe the International Large-Cap Portfolio, are replaced with pages 2 and 3 of this supplement.

The Telecommunications, Global Growth and Research Portfolios are no longer available and references to these portfolios are deleted.

The first paragraph in What the portfolio invests in for the Short Duration Bond Portfolio is replaced with the following:

This portfolio’s principal investment strategy is to invest at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The manager uses duration management as a fundamental part of the management for this portfolio. Generally, the portfolio manager expects to track duration of 2-year U.S. treasury securities (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio’s average duration will not likely exceed 3 years.

How the portfolio performed	Footnote number one to the bar charts for certain portfolios is revised as follows:
Emerging Markets	[1] OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date.
Comstock and Mid-Cap Growth	[1] Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

ABOUT THE PORTFOLIOS	INTERNATIONAL LARGE-CAP PORTFOLIO

	This portfolio is not available for: • Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. Large-Cap companies have a market capitalization of $3 billion or more. The portfolio invests in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts, of foreign issuers, including emerging markets. The securities may be traded on an exchange or in over the counter (OTC) markets. The portfolio may also purchase securities on a when-issued basis.

The portfolio manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts. Since investments are determined based on individual analysis, without regard to country, the portfolio may invest a substantial amount of its assets in companies located in a single country or a limited number of countries. However, under normal market conditions, the portfolio expects to invest in at least three different countries.

A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% of its total revenues from goods sold or services performed in that country, or (iv) has 50% or more of its assets in that country.

The manager focuses on foreign companies it believes have above average growth potential. The manager looks particularly at companies which demonstrate:

• a strong franchise, strong cash flows and a recurring revenue stream

• a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry

• a strong management team with a clearly defined strategy

• a catalyst that may include accelerated growth.

The manager may use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This portfolio invests its assets in foreign securities, including up to 25% in emerging market countries.

This portfolio may not change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name without notifying shareholders 60 days prior to the change.

Risks you should be aware of

The International Large-Cap Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio invests in large to medium size companies, which tend to have more stable prices than smaller companies. The portfolio invests in OTC stocks, which trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

	INTERNATIONAL LARGE-CAP PORTFOLIO

Risks you should be aware of

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, particularly Russia.

• geographic concentration – since the portfolio may concentrate investments in a limited number of countries, there is an increased risk that economic, political and social conditions in those countries will have a significant impact on performance, especially emerging market countries.

• derivatives, forward contracts and currency transactions – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives, foreign currency and forward foreign currency transactions and other forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 12.82%; 3rd quarter 2002: (21.48)%
	Average annual total return as of December 31, 2002	1 year	3 years/ Since inception

	International Large-Cap Portfolio[1]	(17.63)%	(19.18)%
	MSCI EAFE Index[2]	(15.94)%	(17.24)%

1  MFS began managing the portfolio on January 1, 2004. Another firm managed the portfolio before that date.

2  The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

Who manages the portfolio

The International Large-Cap Portfolio is managed by a team of portfolio managers at MFS. Team members include:

David R. Manheim is a senior vice president at MFS. Mr. Manheim has been employed in the investment management area of MFS since 1988.

Marcus L. Smith is a senior vice president at MFS. Mr. Smith has been employed in the investment management area of MFS since 1994.

The portfolio is managed by MFS Investment Management (MFS). You’ll find more information about MFS on page 84 of the prospectus.

Who manages the portfolio	The following portfolio manager information is added unless otherwise noted:
Health Sciences

Andy Summers, CFA, is a portfolio manager at INVESCO. He joined INVESCO in 1998. He previously worked as an analyst assistant for Denver Investment Advisors. Mr. Summers has over 5 years of investment experience and a BS and an MS from the University of Wisconsin at Madison.

Technology

Chris Dries is a portfolio manager at INVESCO. He joined INVESCO in 1993, and was promoted to the investment division in 1995. He previously held the position of manager of investment operations. Mr. Dries has over 8 years of investment experience, a BS from the University of Colorado at Boulder and an MS from the University of Colorado at Denver.

Michelle Fenton, CFA, is a portfolio manager at INVESCO. Ms. Fenton has over 8 years of investment experience. Before joining INVESCO in 1998, she worked at Berger Funds as an equity analyst. Ms. Fenton has a BS from Montana State University.

MId-Cap Value	Information regarding Herbert W. Gullquist is deleted.
International Value

Michael A. Bennett is a managing director of Lazard. He joined Lazard in 1992. He is a portfolio manager for the international equity, international equity select, European equity select, and global equity teams. Mr. Bennett is a CPA, has an MBA from the University of Chicago and a BS from New York University.

Gabrielle Boyle is a managing director of Lazard. She joined Lazard in 1993. She is a portfolio manager on Lazard’s international equity team and a member of the London-based European equity team. She has a BA and an MA in Economics, both from University College, Dublin. Ms. Boyle is a member of the Institute of Investment Management and Research.

Michael Powers is a director of Lazard. He is a member of the international equity, international equity select, and European equity select teams. He joined Lazard in 1990. Mr. Powers received an MBA from Long Island University and a BA from Brown University.

Information regarding Herbert W. Gullquist is deleted.

Main Street® Core

Marc Reinganum, Ph.D, vice president of Oppenheimer has over 13 years of investment-related experience, including 1 year with Oppenheimer. Prior to joining Oppenheimer, Mr. Reinganum worked with Mr. Albers, the prior portfolio manager, and Mr. Monoyios for 12 years in a consulting capacity.

Information regarding Charles E. Albers is deleted.

Mid-Cap Growth

The portfolio manager information for the Mid-Cap Growth Portfolio is replaced with the following:

The portfolio is managed by Van Kampen’s small/mid cap growth team. Current members include:

Dennis P. Lynch is an executive director of Van Kampen. He joined Van Kampen in 1997.

David S. Cohen is an executive director of Van Kampen. He joined Van Kampen in 1993.

Managing Pacific Select Fund Expense table correction (page 80 of the prospectus)	This section is amended as follows:

	Portfolio	Advisory fee	Other expenses	12b-1 amounts†	Total expenses	Less adviser’s reimbursement	Total net expenses

	As an annual % of average daily net assets

	Global Growth[1]	1.10	0.63	0.01	1.74	(0.09)	1.65

[1]  Total adjusted net expenses for the Global Growth Portfolio, after deduction of an offset for custodian credits and the 12b-1 for recapture amounts, was 1.64%.

† The fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation (“recaptured commissions”). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

Address information	OppenheimerFunds, Inc. (effective October 6, 2003) 2 World Financial Center 225 Liberty Street – 11th Floor New York, NY 10080 Salomon Brothers Asset Management Inc 399 Park Avenue New York, NY 10022
About the portfolio managers Information concerning portfolio manager change for the International Large-Cap Portfolio

We previously advised you, via a supplement dated September 17, 2003 to the Pacific Select Fund prospectus dated May 1, 2003, that the Pacific Select Fund’s board of trustees, including a majority of independent trustees, (Board) voted to change the portfolio manager for the International Large-Cap Portfolio effective January 1, 2004. The procedure for replacing portfolio managers was authorized by an exemptive order issued to the fund by the Securities and Exchange Commission (SEC) on October 13, 1999. This more detailed information concerning the manager change is being provided pursuant to the procedure contained in that order, which requires this information be provided within 90 days of a manager change.

At a meeting held on September 8, 2003, the Board, including a majority of the independent trustees, approved MFS Investment Management (MFS) to serve as the new portfolio manager of the International Large-Cap Portfolio effective January 1, 2004, approved a portfolio management agreement with MFS (“new portfolio management agreement”) and voted to terminate the then current portfolio manager of the International Large-Cap Portfolio, effective December 31, 2003. MFS’ appointment as portfolio manager was made in accordance with the SEC exemptive order noted above and does not require shareholder approval.

The portfolio management agreement with Capital Guardian Trust Company dated December 28, 1999 was approved at a Special Meeting of the sole shareholder on December 14, 1999.

In reaching their determination to change portfolio managers from Capital Guardian Trust Company to MFS, the Board considered, among other things, the recommendations of Pacific Life, the adviser and administrator of Pacific Select Fund based on (1) the nature, extent and quality of services to be provided, including the experience of the personnel of MFS in managing other accounts with similar investment objectives and policies as those of the International Large-Cap Portfolio; (2) the reasonableness of the compensation to be paid under the advisory and portfolio management agreements; (3) advisory and subadvisory fees paid to MFS for such services to other funds; (4) a comparative analysis of performance of the portfolio to similar funds and relevant market indices and a comparative analysis of accounts managed by MFS with substantially similar investment strategies; (5) profitability information provided by Pacific Life and the portfolio manager; and (6) the terms and conditions of the advisory and portfolio management agreements.

In evaluating the new portfolio management agreement, the Board also considered Pacific Life’s efforts and expenses associated with the development and operation of variable life insurance policies and variable annuity contracts whose proceeds are invested in the portfolio, as well as Pacific Life’s profits and losses and the reasonableness of its financial goals. The Board also considered the investment-related services rendered by Pacific Life in connection with the variable contracts, and noted: (1) the high quality of contract owner servicing rendered by Pacific Life, which has received high ratings in industry surveys; (2) the provision of asset allocation services to owners of Pacific Life variable contracts at no additional cost; (3) the provision of portfolio rebalancing, dollar cost averaging, and similar services provided to variable contract owners at no additional cost; (4) Pacific Life’s enhanced reporting of financial information to owners of variable contracts; and (5) Pacific Life’s significant investment in technology to facilitate services to variable contracts owners and their agents.

The Board also considered the fact that neither the advisory fee schedule to be paid to Pacific Life nor the portfolio management fee schedule to be paid to MFS under the new portfolio management agreement would increase from the current fee schedules. In this regard, the Board considered, among other factors, Pacific Life’s expenses associated with the operation of the fund and the portfolio, and the investment-related services provided and expenses incurred by Pacific Life in connection with the variable contracts, and the portfolio management fee schedule to be paid by Pacific Life to MFS.

There is no change to the advisory fee paid by the International Large-Cap Portfolio to the adviser (Pacific Life). The new portfolio management fee paid by Pacific Life to MFS is at an annual rate of 0.45% of the average daily net assets of the portfolio, with scheduled marginal reductions (break points) at certain combined average daily net asset levels for the International Large-Cap Portfolio and the PF MFS International Large-Cap Fund of Pacific Funds (another investment company advised by Pacific Life). The portfolio management fee paid by Pacific Life through December 31, 2003 to the current portfolio manager of the International Large-Cap Portfolio (Capital Guardian Trust Company) pursuant to a portfolio management agreement dated December 28, 1999, is an annual rate of 0.65% of the average daily net assets of the portfolio, with scheduled marginal reductions (break points) at certain asset levels. For the period January 1, 2003 through November 30, 2003, the portfolio management fees paid by Pacific Life for the International Large-Cap Portfolio were $3,065,959. Had the new fees been in effect for that same time period, the portfolio management fees paid by Pacific Life would have been $2,654,178, which would have represented a reduction in such fees paid by Pacific Life of 13.4% for the same period. For the period January 1, 2003 to November 30, 2003 the International Large-Cap Portfolio did not pay any brokerage commissions to any affiliated brokers.

The Board found that: (i) the compensation payable under the new portfolio management agreement bears a reasonable relationship to the services to be rendered and is fair and reasonable; and (ii) the agreement is in the best interests of the portfolio and its shareholders.

The new portfolio management agreement among Pacific Select Fund, Pacific Life, and MFS is substantially similar to the prior portfolio management agreement with respect to the portfolio, other than with respect to the identity of the portfolio manager, the fee schedule and the date. MFS will, subject to the supervision of Pacific Life, provide a continuous investment program for the portfolio and determine the composition of the assets of the portfolio, including the determination of the purchase, retention, or sale of securities, cash and other investments in accordance with the portfolio’s investment objectives, policies and restrictions. MFS bears the expenses of its own staff for its activities in connection with the services provided under the portfolio management agreement. The portfolio is responsible for its own expenses including, but not limited to, investment advisory fees, administration fees, custody fees, brokerage and transaction expenses, fees for pricing services, registration fees and costs of regulatory compliance, and fees for professional services, including legal and auditing services. MFS is not subject to any liability for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the portfolio management agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the new portfolio management agreement. The new portfolio management agreement with MFS, already in effect, will continue from year to year, subject to approval annually by the Board or by the shareholders of the portfolio and also, in either event, approval of a majority of the independent trustees. The new portfolio management agreement may be terminated without penalty at any time by any of the parties to the agreement upon 60 days prior written notice to the other parties to the agreement.

MFS Investment Management 500 Boylston Street Boston, Massachusetts 02116

Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS was established as a partnership in Massachusetts in 1924. The company remained a partnership until 1982, when it became a subsidiary of Sun Life Financial Services of Canada. Today, 22% of MFS is available for employee-ownership and 78% is owned by Sun Life. Net assets under the management of the MFS organization were approximately $135.4 billion as of November 30, 2003.

The executive officers and directors of MFS are Jeffrey L. Shames, Chairman and Director, John W. Ballen, Chief Executive Officer and Director, Kevin R. Parke, President, Chief Investment Officer and Director, David A. Antonelli, Senior Vice President, Martin E. Beaulieu, Executive Vice President and Director, Robert J. Manning, Executive Vice President and Director, H. Clair Muhm, Senior Vice President, and William W. Scott, Jr., Executive Vice President and Director, James C. Baillie, Director, C. James Prieur, Director, Richard Schmalensee, Director, Donald A. Stewart, Director, William W. Stinson, Director.

All of these executive officers have no substantial business, profession, vocation or employment other than their positions with MFS, its subsidiaries and affiliates. The address of MFS and the business address of the executive officers and directors is 500 Boylston Street, Boston, Massachusetts 02116.

Annual Report

The annual report for the portfolio for the fiscal year ended December 31, 2002 has previously been sent to shareholders and is available upon request without charge by contacting Pacific Life, the fund’s adviser, at:

Pacific Life Insurance Company

700 Newport Center Drive

Post Office Box 9000

Newport Beach, California 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-2333

Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

Distributor	Pacific Select Distributors, Inc. 700 Newport Center Drive Post Office Box 9000 Newport Beach, CA 92660

The following table contains information on advisory fees paid to MFS by other funds with investment objectives similar to the International Large-Cap Portfolio. Information on commissions paid by the International Large-Cap Portfolio to affiliated brokers is contained in the Statement of Additional Information under the heading “Portfolio Transactions and Brokerage”.

MFS Funds Comparable toPORTFOLIO AND International Large-Cap MFS Funds Comparable to International Large-Cap Portfolio Portfolio	Objective Objective	Advisory Fee Rate as a % of Advisory Fee Rate as a % of Average Annual Net Assets Average Annual Net Assets	Assets as of Assets as of November 30, 2003 November 30, 2003

MFS Institutional International Research Equity Fund*	Capital appreciation	0.55% on the first $200 million 0.50% between $200 - $500 million 0.45% over $500 million 0.40% over $1 billion	$76,970,580

MFS Institutional International Equity Fund*	Long-term growth of capital	0.75% management fee	$356,739,259

Maxim MFS International Growth Portfolio**	Capital appreciation	0.35% on all assets	$145,632,541

*MFS acts as adviser.

**Pension assets, MFS does not furnish support.

MFS INVESTMENT MANAGEMENT

Performance of comparable accounts MFS MFS INVESTMENT MANAGEMENT

This section is amended. Please refer to the text under the heading “About the composites”
on page 86 of the prospectus for information about the similar account performance presentations, including information about how the figures were calculated.

The following composite information is added:

This chart shows the historical

performance of the MFS

International Equity Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the International Large-Cap Portfolio. As of 12/31/02 the composite consisted of 23 advisory accounts including 1 mutual fund (17 and 3, respectively, as of 9/30/03).

The performance shows the historical track record of the portfolio manager and is not intended to imply how the International Large-Cap Portfolio has performed or will perform. Total returns represent past performance of the composite and not the International Large-Cap Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the International Large-
Cap Portfolio — it shows the performance of similar accounts managed by
MFS.

Annual total returns (for the periods indicated below)/Average annual total returns for the periods ending December 31, 2002

	Year/Period	MFS International Equity Composite (%)[1]	MSCI EAFE Index (%)[2]

	1/1/03 – 9/30/03 (not annualized)	12.71	18.37
	2002	(7.87)	(15.94)
	2001	(15.29)	(21.21)
	2000	(8.97)	(13.96)
	1999	33.25	27.30
	1998	8.21	20.33
	1997	13.34	2.06
	1996	16.66	5.52

	1 year	(7.87)	(15.94)
	3 years	(10.77)	(17.24)
	5 years	0.48	(2.91)
	Since Inception[3]	4.54	(0.85)

[1]  This column shows performance after actual advisory fees and operating expenses charged to the mutual funds in the composite have been deducted. For the accounts other than the mutual funds, the maximum institutional fee charged by MFS for this product has been deducted from the gross performance of the institutional portfolios and does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The International Large-Cap Portfolio’s fees and expenses may be higher than those reflected in this composite which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance.

2  The MSCI EAFE Index is comprised of stocks from 21 countries in Europe, Australia, New Zealand and Asia.
Results include reinvested dividends after deducting withholding taxes.

3  The inception date of the composite was 3/1/96.

VAN KAMPEN

Van Kampen	The composite information is replaced with the following:

This chart shows the historical

performance of the Van Kampen

Mid-Cap Growth Composite.

The accounts in the composite

have investment objectives, policies

and strategies that are substantially

similar to those of the Mid-Cap

Growth Portfolio. As of 12/31/02

the composite consisted of 4 advisory

accounts including 3 mutual funds

(3 and 3, respectively, as of 9/30/03).

The performance shows the

historical track record of the portfolio

manager and is not intended to imply

how the Mid-Cap Growth Portfolio has

performed or will perform. Total returns

represent past performance of the

composite and not the Mid-Cap Growth

Portfolio.

Returns do not reflect fees and expenses

of any variable life insurance policy, and

would be lower if they did.

	This chart does not show you the performance of the Mid-Cap Growth Portfolio — it shows the performance of similar accounts managed by Van Kampen.

	Annual total returns (for the periods indicated below)/Average annual total returns for the periods ending December 31, 2002
	Year/Period	Van Kampen Mid-Cap Growth Composite (%)[1]	Russell Midcap Growth Index (%)[2]

	1/1/03 – 9/30/03 (not annualized)	26.82	27.24
	2002	(31.03)	(27.41)
	2001	(29.93)	(20.15)
	2000	(7.67)	(11.75)
	1999	64.41	51.29
	1998	37.24	17.86
	1997	32.68	22.54
	1996	19.04	17.48
	1995	36.25	33.98
	1994	(5.39)	(2.16)
	1993	18.23	11.19

	1 year	(31.03)	(27.41)
	5 years	0.14	(1.82)
	10 years	9.26	6.71

1  This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Mid-Cap Growth Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance.

[2]  The Russell Midcap Growth Index is comprised of 800 securities that have higher price-to-book ratios and higher forecasted growth values than securities in the Russell Midcap Value Index. Results include reinvested dividends.

How share prices are calculated

The second paragraph of this section is replaced with the following:

Each Portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the portfolios use pricing data as of the time of the close of NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier. Generally, for any transaction, the NAV that will apply is the NAV calculated after receipt of a request to buy, sell or exchange shares.

Information regarding the Reorganizations

On September 8, 2003, the Board of Trustees of Pacific Select Fund (“The Fund”), including a majority of the independent trustees (the “Board”), approved a plan of reorganization for the transfer of assets of the Telecommunications Portfolio into the Technology Portfolio, a plan of reorganization for the transfer of assets of the Research Portfolio into the Diversified Research Portfolio, and a plan of reorganization for the transfer of assets of the Global Growth Portfolio into the International Large-Cap Portfolio. These three separate plans of reorganization (each a “Plan”) provide for: (i) the transfer of all of the assets of the Telecommunications, Research, and Global Growth Portfolios (the “Acquired Portfolios”) into the Technology, Diversified Research, and International Large-Cap Portfolios, respectively (the “Surviving Portfolios”), in exchange for shares of the respective Surviving Portfolios; (ii) assumption of all of the liabilities of the Acquired Portfolios by the respective Surviving Portfolios; and (iii) the distribution of the Surviving Portfolios’ shares to the shareholders of the Acquired Portfolios in complete liquidation of the Acquired Portfolios (together, the “Reorganizations”).

Each Plan requires approval by the respective Acquired Portfolios’ shareholders. Presuming that each Plan is approved by a majority of the respective Acquired Portfolios’ shareholders and that certain conditions required by each Plan are satisfied, the Reorganizations are expected to be effective at the close of business on December 31, 2003 (the “Closing Date”). The Closing Date may be postponed if: (i) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired and/or Surviving Portfolios is closed to trading or otherwise restricted; or (ii) trading or the reporting of trading on the New York Stock Exchange or other primary trading market is disrupted and the Fund’s Board believes the value of the net assets in any of the Acquired and/or Surviving Portfolios cannot be accurately appraised; or (iii) reasonably necessary to accommodate business needs.

If any of these events occur, the Closing Date will be postponed until the first business day after trading is fully resumed and reporting has been restored, or within a reasonable time thereafter. Provided the Reorganizations are approved by the applicable shareholders, and once closed, references to the Telecommunications, Global Growth and Research Portfolios are deleted. No further notification regarding the completion of the Reorganizations will be sent unless one or more of the Reorganizations does not occur.

Information regarding changes in futures trading activity

The Commodity Futures Trading Commission (“CFTC”) has liberalized the rule 4.5 exemption from commodity pool operator registration for mutual funds. Accordingly, the old requirement, which limited mutual funds to non-hedging positions in futures and no more than 5% of assets committed to margin with respect to non-hedging positions, has been eliminated, thereby permitting mutual funds to engage in unlimited hedging and non-hedging futures trading activity. See Limitations within the Futures Contracts and Options on Futures Contracts section in the Fund’s Statement of Additional Information.

Supplement dated December 17, 2003 to the

Statement of Additional Information for the Pacific Select Fund dated May 1, 2003

This supplement revises the Fund’s Statement of Additional Information (SAI) effective January 1, 2004 to reflect the following:

All references to the “Telecommunications Portfolio”, the “Global Growth Portfolio” and the “Research Portfolio” are deleted.

The following disclosure will replace the first paragraph of the cover page as follows:

The Pacific Select Fund is an open-end management investment company currently offering thirty-two investment portfolios. The following twenty-eight of those portfolios are classified as diversified: the Blue Chip Portfolio; the Aggressive Growth Portfolio; the Diversified Research Portfolio; the Small-Cap Equity Portfolio; the Short Duration Bond Portfolio; the I-Net TollkeeperSM Portfolio; the Financial Services Portfolio; the Health Sciences Portfolio; the Technology Portfolio; the Growth LT Portfolio; the Mid-Cap Value Portfolio; the International Value Portfolio; the Capital Opportunities Portfolio; the International Large-Cap Portfolio; the Equity Index Portfolio; the Small-Cap Index Portfolio; the Multi-Strategy Portfolio; the Main Street® Core Portfolio; the Emerging Markets Portfolio; the Inflation Managed Portfolio; the Managed Bond Portfolio; the Small-Cap Value Portfolio; the Money Market Portfolio; the High Yield Bond Portfolio; the Equity Income Portfolio; the Equity Portfolio; the Aggressive Equity Portfolio; and the Large-Cap Value Portfolio. The Focused 30 Portfolio; the Comstock Portfolio (formerly called the Strategic Value Portfolio); the Real Estate Portfolio and the Mid-Cap Growth Portfolio are classified as non-diversified. The Fund’s Investment Adviser is Pacific Life Insurance Company.

Under ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS, the following changes are made:

The International Large-Cap Portfolio subsection will be moved to follow the Capital Opportunities Portfolio subsection and is amended to appear as follows:

International Large-Cap Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities; depositary receipts including ADRs, GDRs and other types of depositary receipts; warrants and rights; repurchase agreements; investment in other investment companies (open and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations.

In addition to the derivatives described in the Prospectus, the Portfolio may also engage in foreign currency transactions and forward foreign currency contracts. The Portfolio may also engage in the purchase and writing of put and call options on foreign currencies, futures contracts, securities and stock indexes.

Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Under	SECURITIES AND INVESTMENT TECHNIQUES, the following changes are made:

The following disclosure will replace the 3rd paragraph on page 52 as follows:

Limitations.  Pursuant to rules adopted by the Commodity Futures Trading Commission (“CFTC”), each Portfolio is permitted to engage in unlimited futures trading activity without registration with the CFTC.

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Under	ORGANIZATION AND MANAGEMENT OF THE FUND, the following changes are made:

Under the subsection Independent Trustees, the following disclosure is added as follows:

Name and Age	Position(s) with the Fund and Length of Time Served	Principal Occupations(s) During Past 5 Years (and certain additional occupation information)	Number of Portfolios in Fund Complex Overseeen
G. Thomas Willis Age 61	Trustee since 11/17/03	Retired Partner (2002), PricewaterhouseCoopers (Public Accounting)	35

Under the subsection Portfolio Management Agreements, the following disclosure shall replace the first paragraph of the disclosure and add the fee table with respect to MFS and shall replace the fee table with respect to Capital Guardian Trust Company (“Capital Guardian”) and the International Large-Cap Portfolio.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), 500 Boylston Street, Floor 21, Boston, MA 02116, which became effective January 2, 2001, MFS is the Portfolio Manager and provides investment advisory services to the Capital Opportunities and International Large-Cap Portfolios.

Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the International Large-Cap Portfolio according to the following schedule:

International Large-Cap Portfolio

Rate (%)	Break Point (assets)
.45%	On first $500 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

For the services provided, for the period of January 2, 2000 through December 31, 2003, Pacific Life paid a monthly fee to Capital Guardian based on an annual percentage of the average daily net assets of the International Large-Cap Portfolio according to the following schedule:

International Large-Cap Portfolio

Rate (%)	Break Point (assets)
.65%	On first $150 million
.55%	On next $150 million
.45%	On next $200 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

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Under the subsection Portfolio Management Agreements, the following fee table shall be added with respect to INVESCO Funds Group, Inc. (“INVESCO”) and the Financial Services, Health Sciences, and Technology Portfolios.

Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)
.45%	On first $500 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

When determining the break point rates, the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios and the PF INVESCO Technology Fund of Pacific Funds are aggregated.

Under the subsection Portfolio Management Agreements, the following fee table shall be added with respect to Lazard Asset Management (“Lazard”) and the Mid-Cap Value and International Value Portfolios.

Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of the Mid-Cap Value and International Value Portfolios according to the following schedule:

Mid-Cap Value and International Value Portfolios

Rate (%)	Break Point (assets)
.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

When determining the break point rates, the combined average daily net assets of the Mid-Cap Value and International Value Portfolios and the PF Lazard International Value Fund of Pacific Funds are aggregated.

Under the subsection Portfolio Management Agreements, the following addresses shall replace the addresses currently listed with respect to Mercury Advisors (“Mercury”), OppenheimerFunds, Inc. (“Oppenheimer”), NFJ Investment Group L.P. (“NFJ”) and Salomon Brothers Asset Management Inc (“SaBAM”):

Mercury is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Oppenheimer is located at 2 World Financial Center, 225 Liberty Street—11th Floor, New York, NY 10080.

NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201.

Salomon is located at 399 Park Avenue, New York, NY 10022.

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Under NET ASSET VALUE, the following changes are made:

The first and second paragraphs of this section are deleted and replaced with the following:

Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value (“NAV”) of a share is determined by dividing the value of a Portfolio’s net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays, as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier, on each day that the NYSE is open for trading. NAV will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

To calculate a Portfolio’s NAV, a Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities.

The tenth paragraph of this section is deleted and replaced with the following:

If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a Portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Portfolio’s NAV, the security would be valued at “fair market value” as determined in accordance with procedures and methodologies approved by the Fund’s Board of Trustees. In determining the fair value of securities, the Fund may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not accurately reflect the price that a Portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

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